UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: February 9, 2011)

Texas Rare Earth Resources Corp.
(Exact name of registrant as specified in its charter)

Nevada	0-53482	87-0294969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Riverway, Suite 1800
Houston, Texas 77056
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 209-2911

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 3.02 Unregistered Sale of Equity Securities

On February 9, 2011, Texas Rare Earth Resources Corp. (the “Company”) consummated a private offering pursuant to which it sold to an institutional accredited investor (i) 800,000 shares of Company common stock (the “Shares”) at a purchase price of $2.50 per share and (ii) and a common stock purchase warrant to purchase up to 800,000 shares of Company common stock, exercisable for a period of five years at an exercise price of $2.50 per share (the “Warrant”).   As additional consideration for the purchase of the Shares and the Warrant, the Company has agreed grant to the investor a four month option (the “Option”) to purchase up to 3,200,000 shares of Company common stock at $2.50 per share and 100% warrant coverage through the issuance of a warrant to purchase up to 3,200,000 shares of Company common stock at an exercise price of $2.50 per share (“Option Warrant”). The transactional documents are substantially similar to the material contracts filed as exhibits 10.7 through 10.9 of the Form 10-K for the fiscal year ended August 31, 2008, filed with the SEC on February 8, 2011. The Company has agreed to pay a finders’ fee equal to $120,000 in connection with the private placement and a five-year warrant to purchase 136,000 shares of Company common stock at an exercise price of $2.50 per share. In addition, the Company granted registration rights with respect to the resale of the Shares and shares of common stock underlying the Warrant issued to the investor, as well as the shares of common stock underlying the warrants issued as part of the finders’ fee.

The offers and sales described above were made without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D under the Act and in reliance on similar exemptions under applicable state laws. The sale of the Company’s common stock did not involve any public offering; each investor made representations regarding its investment intent, experience and sophistication; each investor either received or had access to adequate information about us in order to make an informed investment decision.  Having received representations to this effect, we believe that each investor is an “accredited investor” as that term is defined under Rule 501(a) of Regulation D; and no advertising or general solicitation was made in connection with the sale and issuance of the Company’s common stock.

ITEM 9.01  Financial Statements and Exhibits

(c)           Exhibits

The following exhibits are to be filed as part of this Form 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT
99.1	Press Release dated February 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 15, 2011

TEXAS RARE EARTH RESOURCES CORP.

By:	/S/ Dan Gorski
Dan Gorski, Chief Executive Officer